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                            UNITED STATES SECURITIES
                             AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 20, 2001

                       INTERNATIONAL FOAM SOLUTIONS, INC.

             FLORIDA                                        65-0412538
--------------------------------                        ----------------
(State or other jurisdiction of)                        (I.R.S. Employer
  incorporation or organization)                       Identification Number)

1885 SOUTHWEST 4TH AVENUE, BUILDING B-3, DELRAY BEACH, FLORIDA        33444
--------------------------------------------------------------      ---------
          Address of principal executive offices                    (Zip code)

                                 (561) 272-6900
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               Registrant's telephone number, including area code

                                    NO CHANGE
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Item 4.  Changes in Registrant's Certifying Accountant

         International Foam Solutions, Inc. ("IFS") is filing this current report on Form 8-K to provide notice of its change in Certifying Accountants. IFS began working with a new accounting firm on or about April 5, 2001. On or about April 6, 2001, IFS' prior Certifying Accountant transmitted a letter to IFS wherein it had formally noticed the cessation of their client-auditor relationship. The basis for the cessation was purely a mutual economic decision between IFS' Board of Directors and its prior Certifying Accountant in that IFS needed to retain an accounting firm whose fees for services were less costly than its prior Certifying Accountant. The new Certifying Accountant is as follows: Berenfeld, Spritzer, Schecter & Scheer, CPA, 9655 S. Dixie Highway, third floor, Miami, Florida 33156.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

              DESCRIPTION
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              Letter from Prior Certifying Accountant
                  (unavailable at time of filing)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: April 20, 2001
                                      International Foam Solutions, Inc.

                                      By: /s/ Harvey Katz
                                         ------------------------------------
                                               Name:  Harvey Katz
                                               Title:  Chief Executive Officer